SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)
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Filed by a Party other than the Registrant    [   ]
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[   ]         Preliminary Proxy Statement
[   ]         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]         Definitive Proxy Statement
[X]         Definitive Additional Materials
[   ]         Soliciting Material Pursuant to Sec. 240.14a-12

Franklin Universal Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box  if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Franklin Universal Trust One Franklin Parkway San Mateo, CA 94403 franklintempleton.com

March 14, 2019
NOTICE OF MEETING ADJOURNMENT

Dear Valued Shareholder:

We’ve been trying to reach you because we need your help.  Today the Annual Meeting of Shareholders of Franklin Universal Trust was adjourned until Thursday, March 28th.  This will provide shareholders who have not cast their important proxy vote with additional time to do so.

If you have not voted, please help your Fund to avoid the cost of additional solicitation efforts by casting your vote today.

Effective as of March 12, 2019, John B. Wilson is no longer a member of the Fund’s Board of Trustees and the size of the Board has been reduced from nine to eight Trustees. In addition, Mr. Wilson is no longer a nominee for the Fund’s Board at the Annual Shareholders’ Meeting.

Franklin Templeton sincerely thanks you in advance for your prompt attention to this matter.

Sincerely,

Lori A. Weber
Vice President and Co-Secretary
Franklin Universal Trust

Here are four convenient methods to cast your vote today:

1.	Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

2.	Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

3.	Vote by mail: You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

4.
Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free (800) 434-3719. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

We would be very grateful if you would use any one of the above voting methods listed to ensure that your vote is recorded by or before March 28, 2019.

Details of the Annual Meeting are described in the proxy statement that has been sent to all shareholders. For more information, please refer to the proxy statement, which can be found at https://www.proxyonline.com/docs/FUT2019.pdf. We urge you to spend a few minutes reviewing the Proposals in the proxy statement.  If you have any proxy related questions, or would like to cast your proxy

Not FDIC Insured	May Lose Value	No Bank Guarantee

vote by phone, please call 1-800-434-3719 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Not FDIC Insured	May Lose Value	No Bank Guarantee	OBO